UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report January 31, 2008

(Date of earliest event reported)

ISB Financial Corp.

(Exact name of Registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

333-147628	42-1206172
(Commission File Number)	(I.R.S. Employer Identification Number)

102 South Clinton St., Iowa City, Iowa	52240
(Address of principal executive offices)	(Zip Code)

(319) 356-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On Thursday, January 31, 2008, the Registrant mailed to its shareholders a letter disclosing financial results for the quarter and year ended December 31, 2007. The shareholder letter is made part of this Current Report on Form 8-K and is attached as Exhibit 99.1.

The shareholder letter made a part of this Current Report on Form 8-K includes forward-looking statements that are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

These forward-looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Shareholder letter dated January 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISB FINANCIAL CORP.

Dated: January 31, 2008	By:	/s/ Charles N. Funk
Charles N. Funk
President